Additional disclosure items	12 Months Ended
Dec. 31, 2020
Additional information [abstract]
Additional disclosure items	Additional disclosure itemsFees to auditors

	2020	2019	2018
	(US$ millions)
Audit fees	5.8	6.8	6.7
Audit related fees	0.5	1.3	0.4
Tax fees	0.1	0.1	0.2
Other fees	0.1	0.6	0.6
Total	6.4	8.8	7.7
Capital and operational commitments Millicom has a number of capital and operational commitments to suppliers and service providers in the normal course of its business. These commitments are mainly contracts for acquiring network and other equipment, and leases for towers and other operational equipment.Capital commitments At December 31, 2020, the Company and its subsidiaries had fixed commitments to purchase network equipment, land and buildings, other fixed assets and intangible assets of $564 million of which $400 million are due within one year (December 31, 2019: $122 million of which $102 million were due within one year). Increase is mainly due to the newly acquired spectrum license by Tigo Colombia and the related network coverage obligations. The Group’s share of commitments from the joint ventures is, respectively $69 million and $52 million. (December 31, 2019: $52 million and $51 million, respectively).Contingent liabilitiesLitigation and legal risks
The Company and its operations are contingently liable with respect to lawsuits, legal, regulatory, commercial and other legal risks that arise in the normal course of business. As of December 31, 2020, the total amount of claims brought against Millicom and its subsidiaries is $288 million (December 31, 2019: $204 million). The increase is mainly due to the complaint explained below. The Group's share of the comparable exposure for joint ventures is $14 million (December 31, 2019: $4 million).
As at December 31, 2020, $45 million has been provided by its subsidiaries for these risks in the consolidated statement of financial position (December 31, 2019: $30 million). The Group’s share of provisions made by the joint ventures was $3 million (December 31, 2019: $3 million). While it is not possible to ascertain the ultimate legal and financial liability with respect to these claims and risks, the ultimate outcome is not anticipated to have a material effect on the Group’s financial position and operations.
On May 25, 2020, as a result of the termination of the Costa Rica acquisition (see Note A.1.2.), Telefonica filed a complaint, followed by an amended complaint on August 3, 2020, against us in the Supreme Court of New York. The amended complaint asserts claims for breach of contract and alleges, among other things, that we were required to close because the closing conditions specified in the sale and purchase agreement for the acquisition had been satisfied. The complaint seeks, among other relief, a declaration of Telefonica’s rights, and unspecified damages, costs, and fees. We believe the complaint is without merit and that our position will ultimately be vindicated through the judicial process.
Other
At December 31, 2020, Millicom has various other less significant claims which are not disclosed separately in these consolidated financial statements because they are either not material or the related risk is remote.Tax related risks and uncertain tax position
The Group operates in developing countries where the tax systems, regulations and enforcement processes have varying stages of development creating uncertainty regarding the application of the tax law and interpretation of tax treatments. The Group is also subject to regular tax audits in the countries where it operates. When there is uncertainty over whether the taxation authority will accept a specific tax treatment under the local tax law, that tax treatment is therefore uncertain. The resolution of tax positions taken by the Group, through negotiations with relevant tax authorities or through litigation, can take several years to complete and, in some cases, it is difficult to predict the ultimate outcome. Therefore, judgment is required to determine liabilities for taxes.
In assessing whether and how an uncertain tax treatment affects the determination of taxable profit (tax loss), tax bases, unused tax losses, unused tax credits and tax rates, the Group assumes that a taxation authority with the right to examine amounts reported to it will examine those amounts and have full knowledge of all relevant information when making those examinations.
The Group has a process in place, and applies significant judgment, in identifying uncertainties over income tax treatments. Management considers whether or not it is probable that a taxation authority will accept an uncertain tax treatment. On that basis, the identified risks are split into three categories (i) remote risks (risk of outflow of tax payments are up to 20%), (ii) possible risks (risk of outflow of tax payments assessed from 21% to 49%) and probable risks (risk of outflow is more than 50%). The process is repeated every quarter by the Group.
If the Group concludes that it is probable or certain that the taxation authority will accept the tax treatment, the risks are categorized either as possible or remote, and it determines the taxable profit (tax loss), tax bases, unused tax losses, unused tax credits or tax rates consistently with the tax treatment used or planned to be used in its income tax filings. The risks considered as possible are not provisioned but disclosed as tax contingencies in the Group consolidated financial statements while remote risks are neither provisioned nor disclosed.
If the Group concludes that it is probable that the taxation authority will not accept the Group’s interpretation of the uncertain tax treatment, the risks are categorized as probable, and are presented to reflect the effect of uncertainty in determining the related taxable profit (tax loss), tax bases, unused tax losses, unused tax credits or tax rates by generally using the most likely amount method – the single most likely amount in a range of possible outcomes.
If an uncertain tax treatment affects both deferred tax and current tax, the Group makes consistent estimates and judgments for both. For example, an uncertain tax treatment may affect both taxable profits used to determine the current tax and tax bases used to determine deferred tax.
If facts and circumstances change, the Group reassesses the judgments and estimates regarding the uncertain tax position taken.
At December 31, 2020, the tax risks exposure of the Group's subsidiaries is estimated at $339 million, for which provisions of $77 million have been recorded in tax liabilities; representing the probable amount of eventual claims and required payments related to those risks (2019: $300 million of which provisions of $50 million were recorded). The Groups' share of comparable tax exposure and provisions in its joint ventures amounts to $69 million (2019: $49 million) and $7 million (2019: $4 million), respectively.Non-cash investing and financing activities
Non-cash investing and financing activities from continuing operations

	Note	2020	2019	2018
		(US$ millions)
Investing activities
Acquisition of property, plant and equipment, including (finance) leases	E.2.2.	(27)	17	(65)
Asset retirement obligations	E.2.2.	19	19	15
Financing activities
(Finance) Leases	C.4.	(1)	(1)	(43)
Share based compensation	B.4.1.	24	27	21
Related party balances and transactions
The Group’s significant related parties are:
•    Until November 14, 2019, date on which Millicom SDRs were paid out to the shareholders of Kinnevik (see 'Introduction' note), Kinnevik AB (Kinnevik) was Millicom’s previous principal shareholder;
•    Helios Towers Africa Ltd (HTA), in which Millicom held a direct or indirect equity interest - until October 15, 2019, date on which Millicom lost significant influence on HTA and started accounting for its investments at fair value under IFRS 9 (see note A.3.1.and C.7.3.
•    EPM and subsidiaries (EPM), the non-controlling shareholder in our Colombian operations (see note A.1.4.);
•    Miffin Associates Corp and subsidiaries (Miffin), our joint venture partner in Guatemala.
•    Cable Onda partners and subsidiaries, the non-controlling shareholders in our Panama operations (see note A.1.2.).
Kinnevik
Until November 14, 2019, Kinnevik was Millicom's principal shareholder, owning approximately 37% of Millicom. Kinnevik is a Swedish holding company with interests in the telecommunications, media, publishing, paper and financial services industries.
During 2020, 2019 and 2018, Kinnevik did not purchase any Millicom shares. There were no significant loans made by Millicom to or for the benefit of Kinnevik or Kinnevik controlled entities.
During 2019 and 2018, the Company purchased services from Kinnevik subsidiaries including fraud detection, procurement and professional services. Transactions and balances with Kinnevik Group companies are disclosed under 'Other' in the tables below.
Helios Towers
Millicom sold its tower assets and leased back a portion of space on the towers in several African countries and contracted for related operation and management services with HTA. The Group has future lease commitments in respect of the tower companies (see note E.4.). As mentioned above, Helios Towers ceased to be a related party to the Group from October 15, 2019.
Empresas Públicas de Medellín (EPM)
EPM is a state-owned, industrial and commercial enterprise, owned by the municipality of Medellin, and provides electricity, gas, water, sanitation, and telecommunications. EPM owns 50% of our operations in Colombia.
Miffin Associates Corp (Miffin)
The Group purchases and sells products and services from and to the Miffin Group. Transactions with Miffin represent recurring commercial operations such as purchase of handsets, and sale of airtime.
Cable Onda Partners
Our partners in Panama are the non-controlling shareholders of Cable Onda and own 20% of the company, and indirectly 20% of Grupo de Comunicaciones Digitales S.A. (formerly Telefonica Moviles Panama, S.A.), which had been acquired by Cable Onda in
August 2019. Additionally, they also hold interests in several entities which have purchasing and selling recurring commercial operations with Cable Onda (such as the sale of content costs, delivery of broadband services, etc.). Transactions and balances with Cable Onda Partners companies are disclosed under 'Other' in the tables below given their individual immateriality.

Expenses from transactions with related parties	2020	2019	2018
	(US$ millions)
Purchases of goods and services from Miffin	(216)	(214)	(175)
Purchases of goods and services from EPM	(37)	(42)	(40)
Lease of towers and related services from HTA(i)	—	(146)	(28)
Other expenses	(57)	(10)	(1)
Total	(310)	(412)	(244)
(i) HTA ceased to be a related party on October 15, 2019. See note C.7.3. for further details.

Income and gains from transactions with related parties	2020	2019	2018
	(US$ millions)
Sale of goods and services to Miffin	327	306	284
Sale of goods and services to EPM	15	13	17
Other revenue	2	3	2
Total	343	322	303

As at December 31, the Company had the following balances with related parties:

	December 31
	2020	2019
	(US$ millions)
Liabilities
Payables to Guatemala joint venture(i)	231	361
Payables to Honduras joint venture(ii)	103	133
Payables to EPM	20	37
Payables to Panama non-controlling interests	1	—
Other accounts payable	1	—
Total	356	531
(i)    Shareholder loans bearing interest. Out of the amount above, $29 million are due over more than one year.
(ii)    Amount payable mainly consist of dividend advances for which dividends are expected to be declared later in 2021 and/or shareholder loans.

	December 31
	2020	2019
	(US$ millions)
Assets
Receivables from EPM	3	3
Receivables from Guatemala joint venture (i)	206	11
Receivables from Honduras joint venture (ii)	84	11
Receivables from Panama non-controlling interests	1	—
Receivable from AirtelTigo Ghana (iii)	—	43
Other accounts receivable	5	4
Total	299	73

(i) In October 2020, Millicom granted a shareholder loan of $193 million to Guatemala (out of which $39 million is due after more than one year as of December 31, 2020). The loan bears interests at 4% p.a. and is repayable by January 13, 2022, at the latest. Together with other shareholder and external financings, the proceeds were used to repay the $800 million aggregate principal amount of its outstanding 6.875% Senior Notes due 2024 (note A.2.2.).
(ii)    In November 2020, our operations in Honduras completed a shareholding restructuring whereby Telefonica Cellular S.A. acquired the shares of Navega S.A. de CV from its existing shareholders. The sale consideration will be payable in several installments with a final settlement in November 2023. As of December 31, 2020, $51 million out of a total receivable of $79 million is due after more than one year and therefore disclosed in non-current assets. The disposal also triggered the recognition of a net gain of $ 4 million, under ‘Other operating income (expenses), net’ in the Group's statement of income, corresponding to the portion of gain realized on the unrelated investors' interests in the joint venture (i.e. 33.33%).
(iii)    In 2020, and as a result of the significant deterioration of the credit risk of AirtelTigo Ghana, combined with other unfavorable economic factors, Millicom concluded that this related party loan was underperforming and should be impaired. As a consequence, the Group fully impaired this receivable of $45 million during the year, disclosed under ' Other operating income (expenses), net' in the income statement.